                            JOINT FILING INFORMATION

Reporting Person:          THE DUGABOY INVESTMENT TRUST

Address:                   300 CRESCENT COURT, SUITE 700
                           DALLAS, TEXAS 75201

Designated Filer:          THE DUGABOY INVESTMENT TRUST

Issuer and Symbol:         NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:       1/20/2016

                           /s/ Nancy Marie Dondero, Trustee
Signature:
                           ----------------------------------------------------
                           Nancy Marie Dondero, Trustee

Reporting Person:          DONDERO, NANCY MARIE

Address:                   1010 CRESCENT BEACH ROAD
                           VERO BEACH, FLORIDA 32963

Designated Filer:          THE DUGABOY INVESTMENT TRUST

Issuer and Symbol:         NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:       1/20/2016

                           /s/ Nancy Marie Dondero
Signature:
                           ----------------------------------------------------
                           Nancy Marie Dondero

Reporting Person:          DONDERO, JAMES D.

Address:                   300 CRESCENT COURT, SUITE 700
                           DALLAS, TEXAS 75201

Designated Filer:          THE DUGABOY INVESTMENT TRUST

Issuer and Symbol:         NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:       1/20/2016

                           /s/ James D. Dondero
Signature:
                           ----------------------------------------------------
                           James D. Dondero